UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21424

Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 866-633-3371

Date of fiscal year end: June 30, 2005

Date of reporting period: December 31, 2004

Item 1.	Report to Stockholders.

The Defensive Equity Portfolio

The Growth Portfolio

The Aggressive Growth Portfolio

The Fixed Income Portfolio

including

Semiannual Report

Schedule of Investments & Financial Statements

December 31, 2004

6125 Memorial Drive Dublin, Ohio 43017 Toll Free 800-664-5345 Web: www.meederpremier.com

Meeder Premier Portfolios

December 31, 2004

Investment Report

Meeder Premier Portfolios Semiannual Report | December 31, 2004

Letter to Shareholders

Another year is behind us once again, and before us lies a new year full of potential and uncertainty. At these times of transition, investment managers like ourselves typically look back at the factors that shaped the market over the previous twelve months and explain the decisions that impacted the performance of their portfolios during this time. In this report, we will look back at the last twelve months in terms of how the past year fits into the bigger picture of the market. We will also discuss how our investment disciplines are continuing to seek their objectives in the current market environment.

The Four Phases of a Typical Market Cycle

Let’s begin with some background. We view the financial markets in terms of cycles, lasting anywhere from 3-5 years on an intermediate-term basis to 15-20 years on a longer-term secular basis. A typical intermediate market cycle will have four phases: accumulation, rally, distribution, and correction. (See Figure 1 below.) These phases tend to tie in with the phases of the emotional investing cycle. For instance, investors in general are most pessimistic when the market is at a bottom. This is also when the “smart money” comes into the market, from the more rational and experienced investors who buy when prices are low. This is what occurs in the accumulation phase. As more buyers enter the market, prices begin to appreciate and investor interest grows. Thus, a rally phase gradually develops. Brief periods of consolidation typically occur during these rally phases, as the market pauses during the existing trend to digest its recent gains. Eventually, investor optimism overwhelms the market and turns into euphoria.

As the rally phase peaks, emotional investors come into the market, buying when prices are high, while the more rational “smart money”, seeing higher prices and fewer bargains, decides to take profits and seek better opportunities elsewhere. Thus, a distribution phase occurs, when euphoria wanes and investors turn complacent. With fewer buyers in the market, a correction phase follows and fear begins to build. Soon enough, panic washes all of the emotional investors out of the market, after which a new accumulation phase begins. The “smart money” then returns, buying securities at bargain prices.

Obviously, the best investment approach is to invest with the “smart money”. But what does “smart money” mean? “Smart money” may sound like an exclusive club of well-heeled Wall Street big wigs. But in reality, anyone can invest with “smart money”, as long as you invest with discipline. A rational and historically-based discipline can counter the failings of emotional investing, which ultimately leads investors into a perpetual “catch-up” game where they are always struggling to break even. Based upon our investments disciplines, we seek to buy not when the majority of investors are getting into the market, when emotions are running high. Rather, we invest when our disciplines indicate a low risk market environment. Similarly, we seek to sell not when the majority of investors are getting out of the market. Rather, we sell when our disciplines indicate a high risk market environment.

The Three Phases of the Current Market Cycle

Now, let’s take a look at the current market cycle as we saw it during 2004, going back to the middle of 2002 when the 3-year bear market had bottomed and the last major accumulation phase had begun. (See Figure 2 on Page 2.) What we saw was a significant rally phase that lasted from March of 2003 to early 2004, followed by a sideways pattern from March to September of 2004. This sideways pattern was a classic “trading range” environment, where the market rallied to near its previous highs before falling back to near its previous lows. This volatile and choppy trading range made for difficult conditions for many investors. Gains were

Continued on Page 2.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

hard to come by as investors grappled with a host of concerns, including record-high oil prices, corporate earnings that were only on par with expectations, an aging economic recovery, on-going worries about terrorism and the war in Iraq, and uncertainty about the outcome of the presidential election.

Was this sideways pattern a new distribution phase? Was a correction in the offing? Or was this just a brief period of consolidation, a pause in the on-going rally? These were the questions that investors had to contend with throughout this period. No one knew what direction the market would take from this point. Certainly, a correction was a possibility. But the potential also existed for the market to break out of this sideways pattern to the upside and continue to rally. In fact, many technical indicators in our defensive equity discipline were on balance positive for much of this period, even as our evaluation of market trends was essentially neutral or negative. This led us to believe that a positive resolution to this trading range might be a possibility.

In the 4th Quarter of 2004, this is in fact what occurred as market trends turned decidedly positive in November. The end of the election season – and the removal of the uncertainty surrounding it – was clearly a factor. But lower energy prices also helped the stock market, as oil prices dropped from a peak of $54 per barrel in mid-October to just over $43 per barrel on December 31st. The major equity indices finished the year in strong fashion. From Election Day to the end of the year, the S&P 500 rose 7.5%, the Nasdaq Composite Index jumped 9.75%, and the Russell 2000 Index climbed 11.6%.

As of year-end, it appears as if the sideways pattern we saw in the middle of the year was a consolidation period and that the current rally phase is continuing. (See Figure 3 above.) But for how long is anybody’s guess.

For Bonds, The Big News That Wasn’t

The big story in the bond market last year was hardly a surprising one. As widely anticipated, the Federal Reserve began to raise short-term rates from their historically low levels. Also hardly surprising was the bond market’s overly emotional reaction to the news. As positive economic news in the spring all but confirmed the Fed’s intention to start hiking rates, yields on 10-year bonds shot up more than a full percentage point in the 2nd Quarter and prices collapsed. In the 3rd Quarter, however, it became apparent that bond investors had over-reacted in the spring. Throughout the summer, intermediate- and long-term price pressure subsided and bond yields declined, even as the Fed continued to raise short-term rates.

More recently, mixed reports on the economy led to a moderate rise in longer-term rates in the 4th Quarter. Economic growth rose at a moderate pace of 4.0% in the 3rd Quarter, but much slower than the torrid 7.4% growth rate seen in the 3rd Quarter of last year. Reports on job growth were inconsistent (weak in September, strong in October, then weak again in November) but overall maintained a sufficient pace to support the case for moderate growth. On the inflation front, raw material prices inched upward and imparted some pressure on the producer price level. But these higher costs never made it to the consumer level, where shoppers continued to hunt for the low prices they have come to expect. Despite the absence of systemic inflationary pressures, bond prices declined to end the year.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

Our Outlook for 2005

As we begin 2005, overall market trends and technical indicators remain positive. Conditions remain generally positive as well on an economic level. Good growth, low unemployment, low taxes, and still low interest rates should continue to provide stimulus to the economy. However, there are several issues on the horizon that could have an impact on the stock and bond markets in the year to come. These issues range from interest rates, to the continuing slide of the dollar, to the sustainability of corporate earnings growth, to proposals to reform government programs and regulations.

One question on the mind of many investors is how much longer and how much higher does the Federal Reserve intend to go in its quest to raise short-term interest rates. In the announcement following the last Fed meeting of the year, the central bank stated their belief that current monetary policy remains accommodative and affirmed their intention to continue raising rates “at a moderate pace.” With mild inflation and moderate economic growth, there seems to be little need for rapid rate tightening at this time. Raising rates too quickly runs the risk of quashing the current economic recovery, now two years old. However, the Fed may have other motives for continuing to hike rates, such as managing an orderly decline of the dollar and establishing a more normal relationship between short-term rates and inflation. At the end of the year, real interest rates (the difference between short-term rates and inflation) were just slightly positive. This is a significant difference from a year ago, when real interest rates were outright negative. By getting short-term rates back to their historical average of two percentage points above the inflation rate, the Fed will then have enough ammunition to fight off the next recession, which becomes more likely as the current economic recovery gets long in the tooth.

As for longer-term rates, the outlook is less certain. Without any strong trends providing the market with a sense of direction, investors are waiting for and trading on releases of economic data, turning bullish or bearish on the economy depending on whether the data is positive or negative. Given the on-going uncertainty about the economy, longer-term interest rates may not rise as much as the consensus view of the market presently believes. There is a chance that longer-term rates may even decline some, in light of the moderate growth rates that many expect in the coming year.

One question that companies will have to answer in 2005 is whether they can deliver the earnings that investors expect, in the face of higher interest rates and possibly higher energy costs. Investors have priced in a continuing uptrend in earnings among the major stock market indices, especially in the small-cap area. Whether these small- or large-cap companies will be able to follow through on these earnings expectations will remain to be seen. A wave of disappointments may signal tough sledding ahead for the stock market. Investors are also assessing the impact that a continuing decline in the U.S. dollar would have on the markets. As of year-end, the dollar is near its all-time low versus other major currencies. Many economists and market watchers believe that the greenback will fall further. They point to that fact despite the dollar’s dramatic drop since 2002, the U.S. trade deficit has not been impacted as it should when a country’s currency falls in value.

If that was not enough, we may also see major initiatives from the Federal government to reform some longstanding programs and regulations. President Bush’s proposal to offer private accounts in the Social Security system is expected to gain momentum in the coming year. It is far from clear whether this privatization effort will succeed, or even what a private Social Security account system would look like. We may also see significant drives by the administration to revamp the income tax code, reform tort and malpractice laws, and revise other regulations that affect businesses and investors. As these efforts play out in Washington, Wall Street and the rest of the financial world will be watching with a keen eye.

Whatever transpires in the coming year, you can be assured that we will continue to monitor the stock and bond markets and manage the Portfolios with the objective of helping you realize success in your financial plan.

Sincerely,

/s/ Robert Meeder, Jr.
Robert Meeder, Jr.
President
Meeder Asset Management, Inc.
February 23, 2005

Meeder Premier Portfolios Semiannual Report | December 31, 2004

The Defensive Equity Portfolio

Portfolio Commentary

The Defensive Equity Portfolio outperformed its peer group in the final quarter of 2004, gaining 8.33% in the 4th Quarter, compared with the 6.94% total return of the Morningstar average asset allocation fund index for the same period. The Portfolio also outpaced its peer group for all of 2004, with a 8.94% annual return, compared with the 8.55% annual return of the Morningstar average asset allocation fund index.

Moreover, since the launch date of the Portfolio on October 24, 2003, the Portfolio has outperformed its peer group with a 14.54% annualized total return, compared with the 11.33% annualized total return for the Morningstar average asset allocation fund index.

2004 had several events and developments that seemed to influence investor attitudes: the presidential election and all of its hype and agendas relating thereto; increasing interest and inflation rates; oil prices rising; a ballooning Federal deficit; Iraq and its disappointing developments; trade imbalances; the decline of the U.S. dollar; etc. All of these events helped create a volatile stock market environment. For example, through August 13th, the Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index were down -6%, -4% and -12% for the year respectively. Yet by year-end, these three indices were up for the entire year by 5%, 10% and 8% respectively. All of the gains for the year occurred in the last six to seven weeks of the year.

Given this level of volatility, fund selection became a contributing factor to the overall return of the Portfolio throughout 2004. We began the year with a growth-oriented equity exposure. But as the 1st Quarter proceeded, we shifted our emphasis to value stocks, which were demonstrating strength relative to the overall market. This change helped the Portfolio weather the market volatility during the 2nd Quarter. In August, we adopted a more defensive position by eliminating our small-cap positions, which had fallen below our stop-loss breakpoints, and increasing our money market fund holdings, first to 25% of the portfolio, then to 50%. As a reminder, one of the main objectives of The Defensive Equity Portfolio is to protect values during high risk stock market environments. Until our investment discipline indicated a lower risk stock market environment, we perceived the most prudent posture was to adopt a partially-defensive position in the Fund during this time.

As the November election was resolved without a repeat of Florida hanging chads, market trends turned positive and we increased our equity exposure to 100% by November 8th. We held this exposure through the end of the year. As of this writing, our current portfolio structure is tilted toward value and small- and mid-cap stocks. We have intentionally stayed away from large-cap technology positions in the Portfolio due to the high valuations of the stocks in this area of the market.

Our “Defensive Investing” discipline is designed to reduce risk in down markets, to participate in the majority of gains in strong markets, and to seek our objective of growth of capital with a modest degree of risk over a complete market cycle. We will continue to balance market risk and potential return in an effort to grow your investment in the Portfolio while reducing your exposure to downside risk.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

The Defensive Equity Portfolio

Perfomance Update

Period & Average Annual Total Returns as of December 31, 2004	Three Months	One Year	Since Inception
The Defensive Equity Portfolio	8.33%	8.94%	14.54%[1]
Morningstar’s Average Asset Allocation Fund Index	6.94%	8.55%	11.33%[2]
S&P 500 Index	9.23%	10.87%	15.02%[2]

[1]	Inception date: October 24, 2003.

[2]	Represents average annual total return from October 31, 2003 to December 31, 2004

Past performance does not guarantee future results. Performance represents period and average annual total returns for the periods ended December 31, 2004, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Defensive Equity Portfolio during the periods shown above.

Portfolio Holdings	as of December 31, 2004

1)	iShares Dow Jones Select Dividend Index Fund	17%
2)	PBHG Mid-Cap Fund	11%
3)	Scudder Dreman Small-Cap Value Fund	11%
4)	American Century Large Company Value Fund - A	11%
5)	Fidelity Advisor Equity Income Fund - A	10%
6)	Federated Kaufmann Fund - A	7%
7)	Heartland Value Plus Fund	7%
8)	AIM Opportunities I Fund - A	7%
9)	Federated Stock Trust	5%
10)	AIM Basic Value	5%
11)	Federated Kaufmann Small-Cap - A	3%
12)	American Century Value - A	2%
13)	AIM Mid-Cap Basic Value Fund - A	2%
14)	Cash Equivalents	2%

Portfolio holdings subject to change.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

The Growth & Aggressive Growth Portfolios

Portfolio Commentary

For the 4th Quarter of 2004, both The Growth Portfolio and The Aggressive Growth Portfolio performed in line with its benchmark, the S&P 500 Index, with total returns of 9.23% and 9.40% respectively. In comparison, the S&P 500 Index returned 9.23% for the same period.

Despite the solid returns achieved by the major stock market indices over the past twelve months, 2004 was in fact a very volatile year for the stock market. As late as mid-August, all of the major stock market indices were in negative territory through that point of the year, and did not manage to cross into positive territory until the 4th Quarter. In fact, the majority of the market’s gains for the year were achieved in a brief three-week period, from October 25th to November 12th. The S&P 500 Index, for instance, climbed 8.25% over this period, earning three-quarters of its annual return for the year in a 15-market day window.

Throughout most of the year, market leadership and relative strength rotated rapidly. Our discipline, which follows established trends in relative strength, struggled in this trendless environment. Volatility was more pronounced among small-cap and Nasdaq stocks, which were our areas of portfolio emphasis early in the year. Because of our concern that continued rotation in relative strength would result in increased risk for investors without increased potential for higher returns, we chose to focus our portfolio allocation close to our benchmark, the S&P 500, and to skew our holdings to the part of the index that was displaying some relative strength, value stocks. We sought to limit exposure to areas outside of our benchmark, because we did not want to assume any unnecessary risk during such a volatile and rotational period in the market.

Once the market began to rally in the 4th Quarter, clearer trends began to develop and the momentum in relative strength diverged away from the S&P 500. While relative strength remained mostly positive for large-cap value stocks, small- and mid-cap stocks began to establish leadership. Consistent with our discipline, we allowed this trend to develop before increasing our small- and mid-cap holdings in November.

To accommodate the increase in small- and mid-cap exposure, we reduced our large-cap value weighting in The Growth Portfolio and eliminated these holdings entirely in The Aggressive Growth Portfolio. We also added exposure to precious metals in The Growth Portfolio and to a greater extent in The Aggressive Growth Portfolio, and added positions targeting international equities to The Aggressive Growth Portfolio. Our intention was to seek to capitalize on the continuing weakness of the U.S. dollar and subsequent development of relative strength in these areas of the market.

Heading into 2005, we believe the Portfolios are well-positioned for the current market environment. As our discipline indicates changes in market conditions, we will make appropriate changes to the portfolio and continue to seek our investment objective.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

The Growth & Aggressive Growth Portfolios

Performance Update

Period & Average Annual Total Returns as of December 31, 2004	Three Months	One Year	Since Inception
The Growth Portfolio	9.23%	5.06%	11.14%[1]
Morningstar’s Average Growth Fund Index	10.43%	11.08%	13.95%[2]
S&P 500 Index	9.23%	10.87%	15.02%[2]
The Aggressive Growth Portfolio	9.40%	4.36%	9.87%[1]
Morningstar’s Average Aggressive Growth Fund Index	11.87%	11.50%	12.97%[2]
S&P 500 Index	9.23%	10.87%	15.02%[2]

[1]	Inception date: October 24, 2003.

[2]	Represents average annual total return from October 31, 2003 to December 31, 2004.

Past performance does not guarantee future results. Performance represents period and average annual total returns for the periods ended December 31,2004, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Growth Portfolio and The Aggressive Growth Portfolio during the periods shown above.

Portfolio Holdings	as of December 31, 2004

The Growth Portfolio

1)	Federated Kaufmann Small Cap Fund - A	20%
2)	Fidelity Advisor Small Cap Fund - A	19%
3)	AIM Basic Value Fund - A	17%
4)	Federated Kaufmann Fund - A	12%
5)	Nasdaq 100 Futures	9%
6)	Fidelity Adv. Leveraged Company Stock Fund - A	8%
7)	iShares S&P 500 Barra Value Index Fund	8%
8)	Rydex Precious Metals Fund	7%

The Aggressive Growth Portfolio

1)	Fidelity Advisor Small Cap Fund	17%
2)	Federated Kaufmann Small Cap - A	17%
3)	iShares Russell 2000 Growth Index Fund	13%
4)	Rydex Precious Metals Fund	11%
5)	Nasdaq 100 Futures	9%
6)	Fidelity Adv. Leveraged Company Stock Fund - A	9%
7)	American Century Small Company Fund	6%
8)	Federated Kaufmann Fund-A	5%
9)	iShares MSCI EAFE Index Fund	5%
10)	iShares MSCI Emerging Markets Index Fund	4%
11)	AIM International Small Company Growth Fund - A	4%

Portfolio holdings subject to change.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

The Fixed Income Portfolio

Portfolio Commentary

As we began the second half of 2004, we targeted an average maturity of around 6 years in the Portfolio. This target had stood at around 8 years earlier in 2004, but the dramatic rise in yields in the 2nd Quarter had turned our fixed income discipline negative and mandated a shortening of maturities. Yields on 10-year notes established a low for the year on March 16th at 3.70%, while the high mark occurred just three months later at 4.89%. This occurred as the market anticipated a very strong and forceful move by the Federal Reserve in the spring.

The Fed, however, chose to raise rates in a less dramatic fashion beginning on the last day of June. When the Fed made its “measured” intentions well known, the markets reassessed the level to which it had pushed long-term rates and began reducing them well into October. At that point, rates rose slowly into year-end as the almost daily released economic numbers suggested continued prospects for solid growth. Throughout this six-month period, our average maturity ranged anywhere from 4 to 6 years, keeping in tune with the relatively stable interest rate environment experienced through year-end.

Another interesting factor that occurred in 2004 concerned the flattening of the yield curve. During the period when longer-term interest rates were falling and prices were rising, shorter-term interest rates were rising and prices were falling. A continued move towards an inverted curve (i.e. short-term rates higher than long-term rates) would imply the emergence of negative economic forces. Such a condition, while boding ill for the economy, would provide a real opportunity for bond investors.

As of year end, our average maturity stood at around 4 years, with our eye towards reducing our average maturity even more should rates continue their move higher. Our expectations are for higher long-term yields, but at a slower pace than the consensus holds. Our concern about higher rates arises not from higher inflationary expectations, but rather from the uncertainty surrounding the status of the U.S. dollar. In our opinion, how the Fed and the central banks of the world handle that cauldron of trouble going forward will have more to say about the future direction of interest rates than any other single factor.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

The Fixed Income Portfolio

Performance Update

Period & Average Annual Total Returns as of December 31, 2004	Three Months	One Year	Since Inception
The Fixed Income Portfolio	-0.23%	1.69%	1.81%[1]
Morningstar’s Average General Government Bond Fund Index	0.56%	2.56%	2.90%[2]
Lehman Bros. Intermediate-Term Govt/Credit Index	0.44%	3.04%	3.49%[2]

[1]	Inception date: October 24, 2003.

[2]	Represents average annual total return from October 31, 2003 to December 31, 2004.

Past performance does not guarantee future results. Performance represents period and average annual total returns for the periods ended December 31, 2004, and assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Fixed Income Portfolio during the periods shown above.

Portfolio Holdings	as of December 31, 2004

1)	U.S. Treasury Note; 5.00%, 8/15/2011	50%
2)	Fidelity Advisor Short Fixed Income Fund	22%
3)	Federal Home Loan Bank; 2.60%, 9/29/2006	17%
4)	Fannie Mae; 3.00%, 12/29/2006	4%
5)	Repurchase Agreements	4%
6)	Fannie Mae; 4.56%, 5/5/2010	2%
7)	U.S. Treasury Bill; 2.145%, 3/24/2005	1%

Portfolio holdings subject to change.

Meeder Premier Portfolios Semiannual Report | December 31, 2004

Schedules of Investments & Financial Statements

Schedule of Investments

December 31, 2004 (unaudited)

Defensive Equity Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 97.3%
Aim Basic Value Fund — Class A #	124,673	4,041,886
Aim Mid Cap Basic Value Fund — Class A #	133,444	1,750,789
Aim Opportunities I Fund — Class A #	353,340	5,049,236
American Century Large Company Value Fund — Class A	1,272,830	8,273,393
American Century Value Fund — Class A	237,804	1,757,373
Federated Kaufmann Fund — Class A	1,064,122	5,703,696
Federated Kaufmann Small Cap Fund — Class A	107,166	2,223,703
Federated Stock Trust Fund	111,270	4,137,015
Fidelity Advisor Equity Income Fund — Class A	259,690	7,271,319
Heartland Value Fund	231	11,494
Heartland Value Plus Fund	191,417	5,139,544
iShares Dow Jones Select Index Fund	219,800	13,495,720
PBHG Mid-Cap Fund #	455,197	8,439,356
Scudder-Dreman Small Cap Value Fund #	254,452	8,328,199

Total Registered Investment Companies (Cost $69,815,718 )		75,622,723

U.S. Government Obligations — 0.6%
U.S. Treasury Bills, 2.17%, due 03/03/05	500,000	498,162

Total U.S. Government Obligations (Cost $498,162 )		498,162

Security Description	Shares or Principal Amount ($)	Value ($)
Repurchase Agreements — 2.2%
The Huntington National Bank, 1.90%, 01/03/05, (Collateralized by $1,489,362 FNMA, at 6.25%, due 02/01/11, value — $1,723,626) purchased 12/31/04	1,671,000	1,671,000

Total Repurchase Agreements (Cost $1,671,000 )		1,671,000

Total Investments — 100.1% (Cost $71,984,880 )		77,791,885
Liabilities less Other Assets — (0.1%)		(67,057)

Total Net Assets — 100.0%		77,724,828

Trustee Deferred Compensation*
Meeder Premier Defensive Equity Portfolio	133	1,414
Meeder Premier Growth Portfolio	880	9,574
Meeder Premier Fixed Income Portfolio	49	487
Meeder Premier Aggressive Growth Portfolio	381	4,183

Total Trustee Deferred Compensation (Cost $15,082 )		15,658

#	Represents non-income producing securities.
*	Assets of affiliates to The Defensive Equity Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

December 31, 2004 (unaudited)

Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 91.2%
Aim Basic Value Fund — Class A #	260,807	8,455,354
Federated Kaufmann Fund — Class A	1,190,136	6,379,130
Federated Kaufmann Small Cap Fund — Class A	481,744	9,996,197
Fidelity Advisor Leveraged Company Stock Fund — Class A #	164,553	4,001,936
Fidelity Advisor Small Cap Fund — Class A #	388,244	9,706,095
iShares S&P 500/BARRA Value Index Fund	63,100	3,967,728
Rydex Precious Metals Fund	93,212	3,556,047

Total Registered Investment Companies (Cost $43,753,579 )		46,062,487

U.S. Government Obligations — 1.6%
U.S. Treasury Bills, 2.17%, due 03/03/05 *	800,000	797,090

Total U.S. Government Obligations (Cost $797,090 )		797,090

Repurchase Agreements — 7.2%
The Huntington National Bank, 1.90%, 01/03/05, (Collateralized by $3,222,047 FNMA, at 6.25%, due 02/01/11, value — $3,728,848) purchased 12/31/04	3,615,000	3,615,000

Total Repurchase Agreements (Cost $3,615,000 )		3,615,000

Total Investments — 100.0% (Cost $48,165,669 )		50,474,577
Other Assets less Liabilities — 0.0%		18,377

Total Net Assets — 100.0%		50,492,954

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	96	1,020
Meeder Premier Growth Portfolio	637	6,931
Meeder Premier Fixed Income Portfolio	36	357
Meeder Premier Aggressive Growth Portfolio	276	3,030

Total Trustee Deferred Compensation (Cost $10,918)		11,338

Futures Contracts
	Long Contracts	Unrealized Appreciation ($)
Nasdaq 100 expiring March 2005, notional value $4,234,100	26	6,300

Total Futures Contracts		6,300

#	Represents non-income producing security.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to The Growth Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

December 31, 2004 (unaudited)

Aggressive Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 91.2%
Aim International Small Company Fund — Class A	100,805	1,630,019
American Century Small Company Fund — Investor Class	225,997	2,302,911
Federated Kaufmann Fund — Class A	395,652	2,120,696
Federated Kaufmann Small Cap Fund — Class A	316,425	6,565,822
Fidelity Advisor Leveraged Company Stock Fund — Class A #	139,296	3,387,673
Fidelity Advisor Small Cap Fund — Class A #	272,192	6,804,803
iShares MSCI EAFE Index Fund	13,000	2,083,250
iShares MSCI Emerging Markets Index Fund	8,300	1,675,355
iShares Russell 2000 Growth Index Fund	77,400	5,209,020
Rydex Precious Metals Fund	109,314	4,170,321

Total Registered Investment Companies (Cost $34,559,865 )		35,949,870

U.S. Government Obligations — 1.3%
U.S. Treasury Bills, 2.17%, due 03/03/05 *	500,000	498,181

Total U.S. Government Obligations (Cost $498,181 )		498,181

Repurchase Agreements — 7.5%
The Huntington National Bank, 1.90%, 01/03/05, (Collateralized by $2,650,724 FNMA, at 6.25%, due 02/01/11, value — $3,067,661) purchased 12/31/04	2,974,000	2,974,000

Total Repurchase Agreements (Cost $2,974,000 )		2,974,000

Total Investments — 100.0% (Cost $38,032,046 )		39,422,051
Other Assets less Liabilities — 0.0%		5,542

Total Net Assets — 100.0%		39,427,593

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	77	819
Meeder Premier Growth Portfolio	513	5,581
Meeder Premier Fixed Income Portfolio	29	288
Meeder Premier Aggressive Growth Portfolio	222	2,438

Total Trustee Deferred Compensation (Cost $8,789 )		9,126

Futures Contracts
	Long Contracts	Unrealized Appreciation (Depreciation)($)
Nasdaq 100 expiring March 2005, notional value $2,931,300	18	(6,550)

Total Futures Contracts		(6,550)

#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to The Aggressive Growth Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

December 31, 2004 (unaudited)

Fixed Income Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 22.0%
Fidelity Advisor Short Fixed — Income Fund	270,218	2,577,884

Total Registered Investment Companies (Cost $2,586,175 )		2,577,884

U.S. Government Obligations — 73.1%
Fannie Mae, 3.00%, due 12/29/06	500,000	500,751
Fannie Mae, 4.56%, due 05/05/10	200,000	200,376
Federal Home Loan Bank, 2.60%, due 9/29/06	2,000,000	1,977,955
U.S. Treasury Bills, 2.15%, due 03/24/05	50,000	49,751
U.S. Treasury Notes, 5.00%, due 08/15/11	5,500,000	5,852,344

Total U.S. Government Obligations (Cost $8,560,345 )		8,581,177

Repurchase Agreements — 3.9%
The Huntington National Bank, 1.90%, 01/03/05, (Collateralized by $402,867 FNMA, at 6.25%, due 02/01/11, value — $466,235) purchased 12/31/04	452,000	452,000

Total Repurchase Agreements (Cost $452,000 )		452,000

Total Investments — 98.9% (Cost $11,598,520 )		11,611,061
Other Assets less Liabilities — 1.1%		125,862

Total Net Assets — 100.0%		11,736,923

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation*
Meeder Premier Defensive Equity Portfolio	36	383
Meeder Premier Growth Portfolio	238	2,589
Meeder Premier Fixed Income Portfolio	13	129
Meeder Premier Aggressive Growth Portfolio	103	1,131

Total Trustee Deferred Compensation (Cost $4,085 )		4,232

#	Represents non-income producing security.
*	Assets of affiliates to The Fixed Income Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

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Statements of Assets & Liabilities

December 31, 2004 (unaudited)

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Assets
Investments, at value*	$76,120,885	$46,859,577	$36,448,051	$11,159,061
Repurchase agreements, at value*	1,671,000	3,615,000	2,974,000	452,000
Trustee deferred compensation investments, at value	15,658	11,338	9,126	4,232
Cash	72	362	950	855
Receivable for net variation margin on futures contracts	—	1,300	900	—
Receivable for capital stock issued	—	—	—	3,220
Receivable from investment advisor	35,310	26,237	23,331	12,282
Interest and dividend receivable	88	215	157	124,345
Prepaid expenses/other assets	86,509	89,072	71,835	18,612
Total Assets	77,929,522	50,603,101	39,528,350	11,774,607

Liabilities
Payable for Trustee Deferred Compensation Plan	15,658	11,338	9,126	4,232
Dividends payable	44,583	—	13,019	3,116
Payable to investment advisor	66,143	43,448	33,962	10,339
Accrued shareholder service fees	49,745	33,081	25,712	8,259
Accrued transfer agent, fund accounting, and administrative fees	7,305	5,716	5,052	2,188
Accrued trustee fees	2,641	2,125	1,746	646
Other accrued liabilities	18,619	14,439	12,140	8,904
Total Liabilities	204,694	110,147	100,757	37,684

Net Assets	$77,724,828	$50,492,954	$39,427,593	$11,736,923

Net Assets
Capital	$71,732,129	$46,118,933	$35,884,234	$11,820,216
Accumulated undistributed (distributions in excess of) net investment income	162,250	16,252	—	5,078
Accumulated undistributed net realized gain (loss) from investments, options, futures, and distributions by other investment companies	23,444	2,042,561	2,159,904	(100,912)
Net unrealized appreciation (depreciation) on investments and futures	5,807,005	2,315,208	1,383,455	12,541
Total Net Assets	$77,724,828	$50,492,954	$39,427,593	$11,736,923

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	7,312,384	4,639,047	3,592,157	1,181,748

Net Asset Value, Offering and Redemption Price Per Share	$10.63	$10.88	$10.98	$9.93
* Investments and repurchase agreements, at cost	$71,984,880	$48,165,669	$38,032,046	$11,598,520

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Period Ended December 31, 2004 (unaudited)

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Investment Income
Interest	$ 117,389	$36,981	$25,940	$185,368
Dividends	792,584	183,996	309,936	45,954
Total Investment Income	909,973	220,977	335,876	231,322

Fund Expenses
Investment advisor	409,381	273,715	211,401	69,219
Fund accounting	22,717	20,093	18,847	9,442
Administrative	20,469	13,686	10,570	3,461
Transfer agent	1,260	1,260	1,260	1,260
Trustee	10,010	7,168	5,696	2,760
Shareholder service	102,344	68,428	52,850	17,304
Registration and filing	4,715	3,857	3,809	2,820
Audit	4,740	4,740	4,740	4,740
Printing	1,748	1,300	1,016	407
Custody	6,525	4,904	4,155	1,840
Legal	3,203	3,203	3,203	3,203
Insurance	2,677	2,677	2,677	2,677
Postage	1,384	896	896	692
Other	4,464	3,728	3,213	3,059
Total Expenses Before Reductions	595,637	409,655	324,333	122,884

Expenses reimbursed by investment advisor	(222,332)	(152,781)	(126,704)	(68,776)
Expenses paid indirectly	(67,108)	(52,149)	(39,511)	(2,336)
Net Expenses	306,197	204,725	158,118	51,772

Net Investment Income (Loss)	603,776	16,252	177,758	179,550

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investment transactions	931,068	2,718,319	2,655,206	138,399
Net realized gains (losses) from options contracts	—	—	—	2,324
Net realized gains (losses) from futures contracts	(2,039,770)	(551,810)	(591,758)	2,401
Distributions of realized gains by other investment companies	1,188,067	69,713	155,860	—
Net Realized Gains (Losses) from Investment Transactions, Options Contracts, Futures Contracts, and Distributions of Realized Gains by Other Investment Companies	79,365	2,236,222	2,219,308	143,124
Net change in unrealized appreciation (depreciation) on investments, options, and futures	1,995,560	598,995	(237,577)	6,643
Net Realized and Unrealized Gain (Loss) from Investments	2,074,925	2,835,217	1,981,731	149,767

Net Change in Net Assets Resulting from Operations	$ 2,678,701	$2,851,469	$2,159,489	$329,317

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Defensive Equity
	Period Ended December 31, 2004 (unaudited)	Period October 24, 2003 through June 30, 2004
Operations
Net investment income (loss)	$603,776	$(203,919)
Net realized gain (loss) from investments, options, futures, and distributions by other investment companies	79,365	7,186,061
Net change in unrealized appreciation (depreciation) on investments, options, and futures	1,995,560	3,811,445
Net change in net assets resulting from operations	2,678,701	10,793,587

Distributions to Shareholders
From net investment income	(441,526)	—
From net realized gain from investments, options, futures, and distributions by other investment companies	(6,908,161)	(129,902)
Net change in net assets resulting from distributions	(7,349,687)	(129,902)

Capital Transactions
Issued	5,461,379	98,696,319
Reinvested	6,613,044	119,588
Redeemed	(19,657,800)	(19,500,401)
Net change in net assets resulting from capital transactions	(7,583,377)	79,315,506

Total Change in Net Assets	(12,254,363)	89,979,191

Net Assets — Beginning of Period	89,979,191	—
Net Assets — End of Period	$77,724,828	$89,979,191
Accumulated undistributed (distributions in excess of) net investment income	$162,250	$—

Share Transactions
Issued	502,074	9,768,309
Reinvested	624,320	11,510
Redeemed	(1,794,222)	(1,799,607)
Net change in shares	(667,828)	7,980,212

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Growth		Aggressive Growth		Fixed Income
Period Ended December 31, 2004 (unaudited)	Period October 24, 2003 through June 30, 2004	Period Ended December 31, 2004 (unaudited)	Period October 24, 2003 through June 30, 2004	Period Ended December 31, 2004 (unaudited)	Period October 24, 2003 through June 30, 2004

$16,252	$167,357	$177,758	$280,136	$179,550	$234,132
2,236,222	1,721,685	2,219,308	259,852	143,124	(244,036)

598,994	1,716,214	(237,577)	1,621,032	6,643	5,898
2,851,468	3,605,256	2,159,489	2,161,020	329,317	(4,006)

—	(287,869)	(85,297)	(372,597)	(174,472)	(234,132)
(1,794,534)	(300)	(319,056)	(200)	—	—
(1,794,534)	(288,169)	(404,353)	(372,797)	(174,472)	(234,132)

2,456,326	66,965,864	2,018,278	51,807,740	2,072,360	19,205,626
1,596,965	265,390	343,083	331,058	152,711	210,951
(16,076,043)	(9,089,569)	(11,945,242)	(6,670,683)	(4,656,264)	(5,165,168)
(12,022,752)	58,141,685	(9,583,881)	45,468,115	(2,431,193)	14,251,409

(10,965,818)	61,458,772	(7,828,745)	47,256,338	(2,276,348)	14,013,271

61,458,772	—	47,256,338	—	14,013,271	—
$50,492,954	$61,458,772	$39,427,593	$47,256,338	$11,736,923	$14,013,271
$16,252	$—	$—	$(92,461)	$5,078	$—

236,377	6,613,264	198,631	5,123,072	208,022	1,920,195
148,141	24,712	31,450	31,144	15,319	21,092
(1,532,796)	(850,651)	(1,162,100)	(630,040)	(466,182)	(516,698)
(1,148,278)	5,787,325	(932,019)	4,524,176	(242,841)	1,424,589

Financial Highlights

For a Share Outstanding

	Defensive Equity*
	Six Months Ended December 31, 2004 (unaudited)	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$11.28	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.08	(0.03)
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.36	1.33
Total from Investment Operations	0.44	1.30

Less Distributions
From net investment income	(0.06)	—
From net capital gains	(1.03)	(0.02)
Total Distributions	(1.09)	(0.02)

Net Asset Value, End of Period	$10.63	$11.28

Total Return (assumes reinvestment of distributions)(1)	4.01%	12.97%

Ratios/Supplemental Data
Net assets, end of period ($000)	$77,725	$89,979
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	1.47%	(0.33% )
Ratio of expenses to average net assets before reductions(2)(3)	1.45%	1.44%
Portfolio turnover rate(1)	54.44%	96.57%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolios is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding

	Growth*
	Six Months Ended December 31, 2004 (unaudited)	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$10.62	$10.00

Income from Investment Operations
Net investment income (loss)(4)	—	0.03
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.66	0.64
Total from Investment Operations	0.66	0.67

Less Distributions
From net investment income	—	(0.05)
From net capital gains	(0.40)	—
Total Distributions	(0.40)	(0.05)

Net Asset Value, End of Period	$10.88	$10.62

Total Return (assumes reinvestment of distributions)(1)	6.24%	6.71%

Ratios/Supplemental Data
Net assets, end of period ($000)	$50,493	$61,459
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	0.06%	0.39%
Ratio of expenses to average net assets before reductions(2)(3)	1.50%	1.48%
Portfolio turnover rate(1)	84.41%	102.49%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolios is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding

	Aggressive Growth*
	Six Months Ended December 31, 2004 (unaudited)	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$10.45	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.04	0.07
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.60	0.47
Total from Investment Operations	0.64	0.54

Less Distributions
From net investment income	(0.02)	(0.09)
From net capital gains	(0.09)	—
Total Distributions	(0.11)	(0.09)

Net Asset Value, End of Period	$10.98	$10.45

Total Return (assumes reinvestment of distributions)(1)	6.16%	5.34%

Ratios/Supplemental Data
Net assets, end of period ($000)	$39,428	$47,256
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	0.84%	0.86%
Ratio of expenses to average net assets before reductions(2)(3)	1.53%	1.51%
Portfolio turnover rate(1)	102.29%	156.15%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolios is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a Share Outstanding

	Fixed Income*
	Six Months Ended December 31, 2004 (unaudited)	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$9.84	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.14	0.16
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.08	(0.16)
Total from Investment Operations	0.22	0.00

Less Distributions
From net investment income	(0.13)	(0.16)
From net capital gains	—	—
Total Distributions	(0.13)	(0.16)

Net Asset Value, End of Period	$9.93	$9.84

Total Return (assumes reinvestment of distributions)(1)	2.21%	(0.06% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$11,737	$14,013
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	2.59%	2.25%
Ratio of expenses to average net assets before reductions(2)(3)	1.78%	1.75%
Portfolio turnover rate(1)	100.86%	176.52%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolios is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2004 (unaudited)

1.    Organization and Significant Accounting Policies

Meeder Premier Portfolios, a Massachusetts business trust (the “Trust”) was organized in August 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers the following four separate series: Defensive Equity Portfolio (“Defensive Equity”), Growth Portfolio (“Growth”), Aggressive Growth Portfolio (“Aggressive Growth”), and Fixed Income Portfolio (“Fixed Income”) (each a “Portfolio” and collectively the “Portfolios”).

The investment goal of Defensive Equity, Growth, and Aggressive Growth is growth of capital. To pursue this goal, Defensive Equity invests primarily in other growth mutual funds that are not affiliated with the Portfolio. Growth and Aggressive Growth invest in other mutual funds that are not affiliated with the Portfolios. The investment goal of Fixed Income is to seek maximum current income. To pursue this goal, Fixed Income invests in various instruments. The prospectus provides a more detailed summary of instruments utilized by Fixed Income in pursuing its investment goal.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Board of Trustees (“Trustees”).

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.    Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options.    Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record unrealized appreciation or depreciation for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Transactions in options during the year ended December 31, 2004, were as follows:

Fixed Income	Number of Contracts	Premiums Received/(Paid)
Options outstanding at June 30, 2004	—	—
Options written	38	24,253
Options terminated in closing purchase transactions	(30)	(18,477)
Options expired	(8)	(5,776)
Options exercised	—	—
Options outstanding at December 31, 2004	—	—

Federal income taxes.    It is each Portfolio’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Defensive Equity, Growth, and Aggressive Growth declare and pay dividends from net investment income, if any, on a quarterly basis. Fixed Income declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Portfolio distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended June 30, 2004 were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
Defensive Equity	$203,919	$(203,919)
Growth	120,512	(120,512)

Expenses.    Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on each Portfolio’s relative net assets or other appropriate basis.

Other.    The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

As is discussed later in the notes to financial statements, fees received from underlying security holdings of the Portfolios are accounted for as an expense offset.

2.    Investment Transactions

For the six months ended December 31, 2004, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

	Purchases	Sales
Defensive Equity	$47,793,885	$34,466,836
Growth	40,990,195	45,107,003
Aggressive Growth	42,617,978	45,144,656
Fixed Income	13,203,866	15,860,172

As of December 31, 2004, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Cost basis of investments	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Defensive Equity	$71,983,975	$5,828,355	$(21,350)	$5,807,005
Growth	48,164,190	2,659,562	(344,353)	2,315,209
Aggressive Growth	38,031,123	1,911,454	(527,999)	1,383,455
Fixed Income	11,602,354	42,933	(30,393)	12,540

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Portfolio with investment management, research, statistical and advisory services. For such services the Portfolios pay a fee of 1.00% of average daily net assets. For the six months ended December 31, 2004, MAM received $409,381, $273,715, $211,401, and $69,219 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

Mutual Funds Service Co. (“MFSCo”), a wholly owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee of $2,500. For the six months ended December 31, 2004, MFSCo received $1,260 from each Portfolio.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to 0.05% of each Portfolio’s average daily net assets. For the period ended December 31, 2004, MFSCo received $20,469, $13,686, $10,570, and $3,461 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MFSCo serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500.

For the six months ended December 31, 2004, MFSCo received $22,717, $20,093, $18,847, and $9,442 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit each Portfolio’s total annual operating expenses to 0.75% of average daily net assets. Such reduction and/or reimbursement are limited to the total of fees charged to each Portfolio by MAM and MFSCo. For the six months ended December 31, 2004, MAM reimbursed $222,332, $152,781, $126,704, and $68,776 to Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

The Trust has entered into an agreement with its custodian, The Huntington National Bank (“HNB”), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Portfolios. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate

Portfolio. The Portfolios use their portion of the fees received to reduce the gross expenses of each Portfolio, which aides MAM in that the reimbursement necessary to maintain the voluntary 0.75% of net operating expenses is reduced directly. For the six months ended December 31, 2004, $67,108, $52,149, $39,511, and $2,336 of fees received were used by Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively, to reduce the gross expenses of each Portfolio. It is possible that the Portfolios may invest in security holdings in which fees are not paid. As such, the gross expenses of a Portfolio would not be decreased and MAM would be responsible for the additional reimbursement to maintain the voluntary 0.75% of net operating expenses. Also, without this agreement it is likely that the Portfolios would not collect any fees from underlying security holdings.

Shareholders of the Portfolios may buy or sell shares of the Portfolios through a processing organization (broker-dealer, bank, or other financial institution). The Portfolios may pay up to 0.25% of their average daily net assets to such intermediaries who, under a “platform” arrangement, take responsibility for providing record keeping, subaccounting, redemption and/or other transfer related services, and other administrative services and functions to their account holders.

Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM, and MFSCo.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Portfolios during the period ended June 30, 2004 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid[1]
Defensive Equity	$—	$51,961	$77,941	$129,902
Growth	287,869	120	180	288,169
Aggressive Growth	372,597	80	120	372,797
Fixed Income	230,818	—	—	230,818

As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis for the Portfolios were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)[2]	Total Accumulated Earnings/ (Deficit)
Defensive Equity	$—	$—	$6,908,160	$3,755,525	$10,663,685
Growth	—	—	1,674,023	1,643,064	3,317,087
Aggressive Growth	(92,461)	—	318,977	1,561,707	1,788,223
Fixed Income	3,314	(3,314)	—	(238,138)	(238,138)

Under current tax laws, net capital losses incurred after October 31, within a Portfolio’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the period ended June 30, 2004, the Portfolios deferred post-October capital losses of:

Post-October Capital Losses
Fixed Income	$244,036

1Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2Any differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, post-October capital losses, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

5.    Control Ownership

At December 31, 2004, IMS and Company, through an omnibus shareholder account, owns 90%, 89%, 85%, and 89% of the capital stock outstanding of Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

Trustees and Officers (unaudited)

The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Portfolios’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Premier Portfolios’ Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Portfolios are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Position, Length of Service, and Number of Portfolios Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Robert S. Meeder, Jr.* Year of Birth: 1961	Trustee and President, since 2003	President of Meeder Asset Management, Inc.; President of Mutual Funds Service Co., the Trust’s transfer agent.

Stuart M. Allen Year of Birth: 1961	Trustee, since 2003	President of Gardiner Allen Insurance Agency, Inc., an insurance agency.

Anthony D’Angelo Year of Birth: 1959	Trustee, since 2003	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all Portfolios of the Trust.
(3)	Robert S. Meeder, Jr. serves as Trustee of The Flex-funds Trust, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 866-MEEDER-1.

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen

Anthony D’Angelo

Robert S. Meeder, Jr.

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, Ohio 44145

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

Currently, the Audit Committee of the Board of Trustees of Meeder Premier Portfolios (the “Portfolios”) does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Portfolios’ financial statements, supervise the Portfolios’ preparation of its financial statements, and oversee the work of the Portfolios’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$24,552	$1,500
Audit-Related Fees	—	—
Tax Fees	3,895	715
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $6,050 and $1,755, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Premier Portfolios

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: March 7, 2005

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date: March 7, 2005